UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): October 8, 2003

                                   ----------

                             SIGA Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    0-23047                 13-3864870
(State or other Jurisdiction of    (Commission File          (I.R.S. Employer
 Incorporation or Organization)         Number)           Identification Number)

                         420 Lexington Avenue, Suite 601
                            New York, New York 10170
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (212) 672-9100
              (Registrant's telephone number, including area code)


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ITEM 5. Other Events and Required FD Disclosure.

            On October 8, 2003, MacAndrews & Forbes Holdings Inc., a Delaware corporation ("MacAndrews & Forbes"), and its affiliate, TransTech Pharma, Inc., a privately held drug discovery company ("TransTech Pharma"), committed to invest $9,000,000 in SIGA Technologies, Inc., a Delaware corporation ("SIGA"), in exchange for an aggregate of 6,250,000 shares of common stock, par value $.0001 per share, of SIGA ("Common Stock"), and warrants to purchase up to an aggregate of 3,125,000 shares of Common Stock, upon exercise of an option granted pursuant to a purchase agreement dated August 13, 2003, between SIGA and MacAndrews & Forbes (the "Purchase Agreement"). Immediately prior to the exercise of such option, MacAndrews & Forbes assigned the right to invest up to $5,000,000 in SIGA to TransTech Pharma pursuant to a letter agreement dated October 8, 2003, among SIGA, MacAndrews & Forbes and TransTech Pharma (the "Letter Agreement").

            In accordance with and subject to the terms and conditions of the Purchase Agreement and the Letter Agreement, (i) MacAndrews & Forbes will immediately invest $2,159,405 in SIGA in exchange for 1,499,587 shares of Common Stock at a price of $1.44 per share and warrants to purchase up to an additional 749,794 shares of Common Stock at an exercise price of $2.00 per share; and (ii) following approval of SIGA's stockholders, as required under the rules of the Nasdaq SmallCap Market, MacAndrews & Forbes will invest $1,840,595 in SIGA in exchange for 1,278,191 shares of Common Stock and warrants to purchase up to an additional 639,095 shares of Common Stock on the same terms, and TransTech Pharma will invest $5,000,000 in SIGA in exchange for 3,472,222 shares of Common Stock and warrants to purchase up to an additional 1,736,111 shares of Common Stock on the same terms.

            SIGA anticipates using funds from the investments described herein for research and development, the pursuit of growth opportunities and general corporate purposes.

            The description of the transactions set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of each of the exhibits filed herewith and incorporated by this reference.

ITEM 7. Financial Statements and Exhibits

(c) Exhibits

      Exhibit No.       Description
      -----------       -----------

      10(ggg) Letter Agreement dated October 8, 2003 among SIGA Technologies, Inc., MacAndrews & Forbes Holdings Inc. and TransTech Pharma, Inc.

      99.1              Press Release dated October 8, 2003.


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

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SIGA TECHNOLOGIES, INC.


                                        By:  /s/ Thomas N. Konatich
                                             ----------------------
                                             Thomas N. Konatich
                                             Acting Chief Executive Officer and
                                             Chief Financial Officer

Date: October 9, 2003


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

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

      10(ggg) Letter Agreement dated October 8, 2003 among SIGA Technologies, Inc., MacAndrews & Forbes Holdings Inc. and TransTech Pharma, Inc.

      99.1        Press Release dated October 8, 2003.